1 Confidential 1 SMSNA 2019 October 25, 2019 LPCN Oral T (TLANDO) Reduces Liver Fat in Men with Fat Liver Irwin Goldstein, MD University of California at San Diego Exhibit 99.1

2 Confidential Low T is Associated with NAFLD Across the Disease Spectrum Kim et al., BMC Gastroenterol 2012 “Men with low testosterone are at high risk for NAFLD” “Low T levels in cirrhotic men are associated with the mortality or transplantation” Sinclair et al., Liver Transplant 2016 NAFLD Cirrhosis 0 20 40 60 80 100 1 2 3 4 5 Prevalence of NAFLD(%) Testosterone quintile Free T (ng/dL) Free T (ng/dL) NASH Sumida et al., Gastroenterol Hepatol 2015 “Decreasing levels of free T correlated with increased incidence of inflammation, hepatocyte ballooning, NAS, and fibrosis.”

3 Confidential LPCN Oral T Is Not Hepatotoxic TLANDO (Testosterone Undecanoate) vs Methyl Testosterone LPCN Oral T (TLANDO*) is a non - methylated, orally bioavailable prodrug of natural T Testosterone Undecanoate Testosterone 3 Methyl - TLANDO (Oral TU) * TLANDO, LPCN 1144, and LPCN 1021 include the same active pharmaceutical ingredient, API (Testosterone Undecanoate).

4 Confidential TLANDO Clinical Experience More than 700 subjects have been exposed to TLANDO across 14 clinical studies ▪ Two studies involved the assessment of liver health (liver fat changes and liver enzyme changes) Clinical Study # of Subjects Duration of Study Outcome Established SOAR* Trial [Open label active control] N = 315 210 – TLANDO 105 – Topical T 52 weeks ▪ Significant reduction of elevated liver enzymes ▪ Adequate & well tolerated safety profile Liver Fat Study (LFS) [Open label] N = 36 4 months ▪ Significant liver fat reduction ▪ Well tolerated safety profile * SOAR: Study Of Androgen Replacement

5 Confidential LFS: Higher NAFLD Prevalence in Hypogonadal Men † NAFLD identified by MRI - PDFF ≥ 5% in LPCN 1144 Liver Fat Study ‡ Prevalence of NAFLD diagnosed by imaging hepatosteatosis ≥ 5% liver fat in general population ( Younossi et al., J Hepatol 2016) 66% 25% 0% 10% 20% 30% 40% 50% 60% 70% LFS Population† General Population‡ % of NAFLD Patients NAFLD Prevalence

6 Confidential LFS: Substantial Liver Fat Reduction with TLANDO * Responder rate for relative change is % of patients with at least 30% for relative change from baseline. 71% 80% 75% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% BL ≥ 5% BL ≥ 8% BL ≥ 10% % of Responders Responder Rate for Relative Liver Fat % Change* - 33% - 42% - 40% -60% -50% -40% -30% -20% -10% 0% BL ≥ 5% BL ≥ 8% BL ≥ 10% % Liver Fat Changes from BL Mean Relative Liver Fat % Change 16 Wks

7 Confidential LFS: Longitudinal Improvement in Liver Fat with TLANDO ■ NAFLD Free (LF < 5%) ■ NALFD (LF ≥ 5%) NAFLD Free NAFLD Free NAFLD Free NAFLD Free NAFLD Free NAFLD Free 52% 48% Interim (Week 8, N=31) NAFLD Free NAFLD 63% 38% End of Study (Week 16, N=32) NAFLD Free NAFLD * Full Analysis Set (FAS) ~50% of NAFLD Subjects Experienced Resolution at EOS 34% 66% Baseline (N=32)* NAFLD Free NAFLD

8 Confidential SOAR: Improved Liver Enzymes Post 52 - Wk TLANDO Treatment 8 - 17.4% - 10.3% - 5.1% - 9.6% -25% -20% -15% -10% -5% 0% ALT AST ALP GGT Mean % Change from BL Mean BL (U/L)* 53.6 32.0 74.0 53.6 * TLANDO patients for ALT > 40 U/L at BL; SOAR (NCT02081300), N=42 N 42 4 6 36 BL 53.6 U/L 59.8 U/L 125.3 U/L 82.2 U/L 52% 50% 67% 31% 0% 10% 20% 30% 40% 50% 60% 70% ALT AST ALP GGT % of Patients Normalized at EOS Normalization † of Biomarkers with TLANDO † ALT, AST, ALP, and GGT normal range upper limit is 40 U/L, 43 U/L, 115 U/L, and 49 U/L, respectively

9 Confidential SOAR: Differentiated TLANDO Effect on Biomarkers Compared to Topical T -8% -6% -4% -2% 0% 2% 4% 6% 8% TLANDO Topical T ALT CBL ALT Changes from Baseline -10% -5% 0% 5% 10% 15% TLANDO Topical T ALP CBL ALP Changes from Baseline P=0.009 -30 -20 -10 0 10 20 30 40 TLANDO Topical T TG CBL (mg/dL) TG Changes from Baseline P=0.02 0 2 4 6 8 10 12 TLANDO Topical T Free T CBL (ng/dL) Free T Changes from Baseline P=0.003 P=0.26

10 Confidential Conclusions ▪ Male hypogonadism is strongly associated with NAFLD. ▪ LPCN Oral T (TLANDO: Testosterone Undecanoate) is well tolerated and not hepatotoxic. – No reported cardiac, hepatic or drug related serious adverse events (SAEs) in more than 700 subjects across 14 clinical trials with exposure up to 52 weeks ▪ Unlike Topical T, TLANDO improved liver enzymes in hypogonadal men. ▪ TLANDO is beneficial on liver health demonstrated by liver enzyme improvement and liver fat reduction.

11 Confidential Acknowledgment ▪ Lipocine Team – Jonathan Baker, PhD; Kilyoung Kim, PhD; Ben Bruno, PharmD, PhD; Nachiappan Chidambaram, PhD; Mahesh V. Patel, PhD ▪ Dr. Somaya Albhaisa , MD – Virginia Commonwealth University, Richmond, VA ▪ Dr. Arun Sanyal , MD – Virginia Commonwealth University, Richmond, VA ▪ Dr. Anthony DelConte, MD – Saint Joseph’s University, Philadelphia, PA